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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 27, 2000

                           STERLING BANCSHARES, INC.
            (Exact name of registrant as specified in its charter)


         TEXAS                        0-20750                    74-2175590
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                      identification no.)


          15000 NORTHWEST FREEWAY                      77040
              HOUSTON, TEXAS
  (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code: (713) 466-8300




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    ITEM 5. OTHER EVENTS.

    The Chairman of the Board of Directors (the "Board") of Sterling Bancshares, Inc. (the "Company") recently received a letter dated April 27, 2000 from Howard Wolf, a shareholder of the Company, requesting, among other things, that the Board engage an investment banker to market the Company. A copy of Mr. Wolf's letter is filed as Exhibit 99.1 to this Current Report. On May 4, 2000, the Chairman, on behalf of the Board, sent a response to Mr. Wolf noting, among other things, that the Company is not for sale and that the Board does not intend to hire an investment banker to market the Company at the present time. A copy of the Chairman's letter to Mr. Wolf is filed as Exhibit 99.2 hereto.

                                      -2-
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    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

 Exhibit
 Number               Description of Exhibit
--------              ----------------------
  99.1 Letter to the Chairman of the Board of Directors of Sterling Bancshares, Inc. from Mr. Howard Wolf dated April 27, 2000.

  99.2 Response of the Board of Directors of Sterling Bancshares, Inc. to Mr. Wolf dated May 4, 2000.

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STERLING BANCSHARES, INC.


                                        By: /s/ Michael A. Roy
                                          --------------------------------
                                            Michael A. Roy
                                        Title: Senior Vice President, General
                                        Counsel and Secretary

Dated: May 5, 2000.


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                                 EXHIBIT INDEX

 Exhibit
  Number                Description
 -------                ------------
   99.1 Letter to the Chairman of the Board of Directors of Sterling Bancshares, Inc. from Mr. Howard Wolf dated April 27, 2000.

   99.2 Response of the Board of Directors of Sterling Bancshares, Inc. to Mr. Wolf, dated May 4, 2000.